Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 22: TAXES ON INCOME

The Company is a Canadian corporation for Canadian tax purposes and as such subject to British of Columbia taxes. Subsidiary entities are generally subject to taxes in the jurisdictions where they are located or have the majority of operations and management control, therefore federal income taxes are calculated as if the Company filed separate federal income tax returns. The following tax rates were applicable to the individual entities based on the country of their organization:

●	Israel corporate income tax rate – 23 percent in 2024, 2023 and 2022

●	United States federal weighted tax rate - 21 percent (30.8 percent state weighted tax rate)

●	Gibraltar tax rate - 12.5 percent and 10 percent before August 1, 2021.

a.	Carryforward losses for tax purposes and other temporary differences:

Carryforward operating tax losses of the Group total approximately $63,780 as of December 31, 2024. Deferred tax assets relating to these losses and to other deductible temporary differences were not recognized because their utilization in the foreseeable future is not probable.

b.	Theoretical tax:

As the Company and its subsidiaries incurred operating losses during the years ended December 31, 2024 and 2023 for which deferred income taxes were not recorded, as mentioned in Note 22a, the reconciliation between the tax expense, assuming that all the income and expenses, gains and losses in the statement of income were taxed at the statutory tax rate, and the taxes on income recorded in profit or loss, does not provide significant information and therefore is not presented.